         [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                                  EXHIBIT 10.7

                                LICENSE AGREEMENT

     This Agreement made effective as of August 7, 1998 by and between NEORX CORPORATION, a Washington corporation, having a place of business at 410 West Harrison Street, Seattle, WA 98119 ("NEORX"), and THESEUS, LTD., a Delaware corporation, having a place of business at One Financial Center, Boston, MA 02111 ("THESEUS").

                                   WITNESSETH:

     WHEREAS, NEORX holds rights to certain technology in the field of compostions of matter useful for the diagnosis of disease; and

     WHEREAS, THESEUS desires to obtain rights to use the technology for the diagnosis of disease, and NEORX is willing to grant such rights to THESEUS, upon the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

                                 I. DEFINITIONS

     1.01 "Affiliate" shall mean any corporation or other business entity controlled by, controlling or under common control with such party. For purposes of this definition, "control" shall mean the ownership, directly or indirectly, of thirty-five percent (35%) or more (or, if less, the maximum permitted by applicable law) of the voting stock, equity, income or analogous interest in a corporation or other business entity.

     1.02 "Annexin Licensed Patents" shall mean the compositions and methods described in the patents and patent applications set forth in Schedule B attached hereto, including any reissue, division, continuation, continuation-in-part (to the extent the claims of such continuation-in-part are entitled to the filing date of, and cover or correspond to the Annexin-related subject matter of, an application in Schedule B) or extension thereof and all corresponding foreign patents and patent applications thereof, that NEORX controls. Schedule B may be amended from time to time by mutual written agreement of the parties in accordance with Section 8.04.

     1.03 "Annexin Licensed Product" shall mean any product covered by a claim of a Annexin Licensed Patent.

     1.04 "Disease State" shall mean a recognized class of disease such as cancer, arthritis, heart disease, etc.

     1.05 "Effective Date" shall mean the date set forth in the first line of this Agreement.

     1.06 "Field" shall mean the in vivo diagnosis of human disease, but not diagnosis related to or using tissue plasminogen activator or any modification or derivative thereof.

     1.07 "Licensed Ligands" shall mean any ligand described by the claims of any of the Linker Licensed Patents in Schedule A.

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.


     1.08 "Licensed Linkers" shall mean any linker described by the claims of any of the Linker Licensed Patents in Schedule A.

     1.09 "Licensed Product" shall mean any Annexin Licensed Product or Linker Licensed Product.

     1.10 "Licensed Product" shall mean the entire world.

     1.11 "Linker Licensed Patents" shall mean the family of patents and patent applications set forth in Schedule A attached hereto, including any reissue, division, continuation, continuation-in-part (to the extent the claims of such continuation-in-part are entitled to the filing date of, and cover or correspond to the Licensed Ligand or Licensed Linker subject matter of, an application in Schedule A) or extension thereof and all corresponding foreign patents and patent applications thereof. Schedule A may be amended from time to time by mutual written agreement of the parties in accordance with Section 8.04.

     1.12 "Linker Licensed Product" shall mean (a) any product identified in Schedule C attached hereto or (b) any product added as a "Linker Licensed Product" pursuant to Section 2.02. It is understood and agreed that the products identified in Schedule C or to be added pursuant to Section 2.02 (I) are for use only in Field, (ii) utilize a Licensed Ligand or a Licensed Linker with a THESEUS Vector and (iii) do not include any product acquired or licensed, directly or indirectly, from Diatide, Inc. or its Related Parties or licensees or any product incorporating or based on the technology of Diatide, Inc.

     1.13 "NEORX Annexin Technology" shall mean NEORX's rights in the Annexin Licensed Patents and any know-how and information controlled by NEORX that is unique to the manufacture or use of Annexin and the practice of Annexin Licensed Patents and that is disclosed by NEORX during the Research Program.

     1.14 "NEORX Linker Technology" shall mean NEORX's rights in the Linker Licensed Patents and any know-how and information controlled by NEORX that is unique to the manufacture or use of the Licensed Ligands or Licensed Linkers and the practice of the Linker Licensed Patents and that is disclosed by NEORX during the Research Program.

     1.15 "Net Sales" shall mean, with respect to a Licensed Product, the gross amount invoiced during the Royalty Term by THESEUS and its Affiliates and Sublicensees for such Licensed Product (including all related components) or for services rendered using such Licensed Product, less (a) excise or sale taxes, duties and other taxes imposed on the invoiced sale (excluding income or other taxes levied with respect to gross receipts) and separately stated on the invoice and (b) insurance and transportation costs separately itemized on the invoice for shipping the Licensed Product to the purchaser. Net Sales shall not include any transfer between THESEUS and its Affiliates or Sublicensees for resale, but shall include the resale from THESEUS or its Affiliates or Sublicensees to third parties. Any Licensed Product (including its related components) sold or otherwise disposed in other than arm's length transaction or for other property (e.g., barter) shall be deemed invoiced at its fair market value in the country of sale or dispossession.

     1.16 "Related Party" shall mean any corporation or other business entity controlled by, controlling or under common control with Diatide, Inc. For purposes of this definition, "control" shall mean the ownership, directly or indirectly, of fifty percent (50%) or more (or, if less, the maximum permitted by applicable law) of the voting stock, equity, income or analogous interest in a corporation or other business entity.

     1.17 "Research Program" shall mean the program described in Article IV.

     1.18 "Royalty Term" shall mean for each Licensed Product, on a country-by-country basis, the later of (a) the date of expiration of the last to expire of any patents or patent applications included in the Linker Licensed patents and Annexin Licensed Patents with Valid Claims covering the Licensed Product in any country in which it is made, used or sold or (b) ten (10) years after first commercial sale to a third party (not an Affiliated or Sublicensee) of the Licensed Product in the country after, if required, all regulatory approvals to a market are received.

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

     1.19 "Sublicensee" shall mean any third party to which THESEUS sublicenses, in accordance with this Agreement, the right to make, have made, use or sell Licensed Products.

     1.20 "THESEUS Vector" shall mean any proprietary molecule that targets a cell receptor or a Disease State that THESEUS (a) owns or has licensed from a third party (other than Diatide, Inc. or its Related Parties or licensees) or NEORX hereunder, i.e., Annexin, and (b) has developed.

     1.21 "Valid Claim" shall mean a claim of a pending patent application that has not been abandoned or an issued, unexpired patent that has not been held invalid or unenforceable by a final decision of a court or government agency of competent jurisdiction, which decision is unappealable or was not appealed within the time allowed therefor.

                                   II. LICENSE

     2.01 Subject to the terms of this Agreement, NEORX hereby grants THESEUS a nonexclusive license to the NEORX Linder Technology to make, use and sell Linker Licensed Products within the Field In the Licensed Territory. THESEUS shall not use the NEORX Linker Technology for any other purpose. THESEUS shall not have the right to sublicense its rights under this Section 2.01, except to a wholly owned subsidiary so long as it remains a wholly owned subsidiary.

     2.02 THESEUS, upon thirty (30) days' prior written notice to NEORX with supporting information, may elect to expand, on a product-by-product basis, the license granted in Section 2.01 by adding a product to the definition of "Linker Licensed Product" that (a) is under development at THESEUS or its Affiliates and about to enter a pivotal clinical trial, (b) is for use only in the Field, (c) utilizes a Licensed Ligand or a Licensed Linker with a THESEUS Vector, (d) does not relate to or incorporate a tissue plasminogen activator or any modification or derivative thereof and (e) is not a product acquired or licensed, directly or indirectly, from Diatide, Inc. or its Related Parties or licensees or incorporating or based on the technology of Diatide, Inc.

     2.03 Subject to the terms of this Agreement, NEORX hereby grants THESEUS an exclusive license to the NEORX Annexin Technology to make, use and sell Annexin Licensed Products within the Field in the Licensed Territory. THESEUS shall not use the NEORX Annexin Technology for any other purpose. THESEUS shall have the right to sublicense its rights under this Section 2.03 with the prior written consent of NEORX, which consent shall not be unreasonably withheld. It is recognized and agreed that a portion of the NEORX Annexin Technology may be licensed from third-party institutions and that it is subject to, and THESEUS shall comply and perform in accordance with, the terms of the third-party license agreement.

     2.04 THESEUS shall provide NEORX with written notice of the name, address and scope of rights of each Sublicensee to which it intends to grant a sublicense in accordance with this Agreement and within ten (10) days after the completion of the grant or any amendment to the scope of the Sublicensee's rights.

     2.05 During the next twelve (12) months, NEORX shall provide reasonable assistance to THESEUS, upon THESEUS' request and at THESEUS' expense, in seeking to acquire other rights to technology owned or controlled by Boehringer Ingelheim that may be useful in connection with Annexin Licensed Products.

     2.06 THESEUS shall use reasonable and diligent efforts to develop and commercialize Annexin Licensed Products and Linker Licensed Products.

                                  III. PAYMENTS

     3.01 In consideration of the licenses granted to THESEUS in Article II, THESEUS shall pay to NEORX [*] in accordance with the following schedule:

          (a)  [*] within ten (10) days after execution of this Agreement;

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

          (b)  [*] three (3) months after the Effective Date;

          (c)  [*] five (5) months after the Effective Date;

          (d) [*] three (3) years after the Effective Date; provided, however, that NEORX may, at its sole discretion, elect to receive common stock of THESEUS having a then fair market value of [*]; and

          (e) Interest at the rate of ten percent (10%) on the unpaid balance of such [*], with the accrued interest thereon being paid semiannually after the Effective Date.

     3.02 In further consideration of the licenses granted to THESEUS in Article
II:

          (a) THESEUS shall issue and deliver to NEORX within ten (10) days of the Effective Date an amount of common stock of THESEUS that constitutes, after issuance, [*] of the sum of (i) the outstanding common stock of THESEUS and (ii) the number of shares of common stock of THESEUS that would be issued upon exercise of any outstanding options, warrants or other rights to purchase. THESEUS represents and warrants that, until after issuance and delivery of such common stock to NEORX, THESEUS has no issued, and has not granted any options, warrants or other rights to purchase, any preferred stock of THESEUS.

          (b) In the event THESEUS issues any common stock or preferred stock or grants rights, options or warrants to purchase common stock or preferred stock of THESEUS, THESEUS shall issue and deliver to NEORX an amount of such common stock or preferred stock, as the case may be, that is, after issuance, [*] of the common stock or preferred stock (i) issued by THESEUS and (ii) issuable under such rights, options or warrants; provided, however, that such obligation to issue stock to NEORX shall not apply to issuances or grants by THESEUS occurring after THESEUS has issued its common stock or preferred stock in an offering for which it receives in excess of [*] and the fair market value paid for such stock (i.e., not including any premium attributable to license or other rights, etc.) would establish a fair market value for all then outstanding stock of THESEUS in excess of [*].

          (c) With respect to any offering by THESEUS as to which NEORX is not entitled to receive [*] thereof pursuant to Section 3.02(b) and until (but not including) the time that THESEUS sells its common stock in a public offering for an aggregate amount in excess of [*], NEORX shall have the right to purchase at any offering an amount of shares up to its percentage interest in the then outstanding shares of THESEUS, upon the same terms and conditions as the offering.

          (d) In the event THESEUS offers, prior to a public offering of stock described in Section 3.02(c), registration rights to any purchaser of securities of THESEUS, THESEUS shall offer NEORX the same registration rights for the stock it holds.

          (e)  In the event, prior to a public offering of stock described in
Section 3.02(c), THESEUS is acquired (whether by merger, acquisition of its stock, acquisition of substantially all of its assets or other form or reorganization), NEORX may elect to receive for its common stock of THESEUS, in place of what it would otherwise be entitled to receive pursuant to the acquisition, an immediate cash payment of [*], which THESEUS shall promptly pay or cause the acquirer to promptly pay to NEORX.

          (f) All stock issued by THESEUS to NEORX pursuant to Section 3.02(a) or (b) shall be fully paid-up and nonassessable when issued.

     3.03 In further consideration of the licenses granted to THESEUS in Article II, THESEUS shall make the following milestone payments to NEORX:

          (a) [*] upon submission of the first New Drug Application or Product License Application in the United States of America for a Licensed Product.

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

          (b) [*] upon the first approval of a New Drug Application or Product License Application in the United States of America;

          (c) [*] upon submission of the first application for marketing approval in a European country or Japan for a Licensed Product or, if in any country where no approval is required, upon the first commercial sale of a Licensed Product in the country; and

          (d) [*] upon the first marketing approval in a European country or Japan for a Licensed Product or, if in any country where no approval is required, upon the first commercial sale of a Licensed Product in the country.

     Notwithstanding (c) and (d) of this Section 3.03, in no event shall such milestones (c) and (d) be due later than the first commercial sale of a Licensed Product outside of the United States of America.

     3.04 In further consideration of the licenses granted to THESEUS in Article II, THESEUS shall pay NEORX on each anniversary of the Effective Date[*].

     3.05 In further consideration of the licenses granted to THESEUS in Article II, THESEUS shall make the following royalty payments to NEORX on the Net Sales of THESEUS, its Affiliates and its Sublicensees;

          (a) With respect to all Annexin Licensed Products (including products that are both Annexin Licensed Products and Linker Licensed Products):

               (i) [*] of aggregate annual Net Sales of all such Annexin Licensed Products up to and including [*] and

               (ii) [*] of aggregate annual Net Sales of all such Annexin Licensed Products over [*]; provided, however, that THESEUS may elect to reduce such [*] royalty rate to [*] as to all such Annexin Licensed Products by paying NEORX [*] in addition to all other amounts due under this Agreement) no later than one (1) year after the first approval of a New Drug Application or Product License Application in the United States of America for such an Annexin Licensed Product, if THESEUS is not then in breach of any other provision of this Agreement; and

provided, however, that the royalty rates provided in (i) and (ii) of this
Section 3.05(a) shall be reduced by [*] for the Net Sales of an Annexin Licensed Product in a country (but not to an amount less than [*] of the amount that NEORX would owe any third party with respect to the Net Sales in the country) if
(A) the Royalty Term described in Section 1.18(a) for the Annexin Licensed Product has expired (but the Royalty Term described in Section 1.18(b) has not) and (B) the Annexin Licensed Product is experiencing material competition from another product containing Annexin that was not manufactured or sold by THESEUS and its Affiliates and Sublicensees, such material competition being deemed to exist only if the gross sales of such competing product constitutes [*] of the gross sales occurring in the country of the Annexin Licensed Product and other Annexin products that are competitive (as reported by International Marketing Statistics or, if not available, a comparable source); and provided further, that in the vent the aggregate annual Net Sales of all such Annexin Licensed Products exceed [*] (the "Break Point") and its is necessary to treat Net Sales for certain Annexin Licensed Products and/or countries differently (i.e., the foregoing [*] royalty reduction), then the amount of such Net Sales that are deemed to be above the Break Point (i.e., to which a higher royalty rate is applied under this Agreement) shall be equal to the worldwide aggregate annual Net Sales in excess of the Break Point multiplied by the ratio of the Net Sales for such Annexin Licensed Product and/or country to the worldwide aggregate annual net Sales for all Annexin Licensed Products; the balance of such Net Sales being deemed to be below the Break Point (i.e., to which a lower royalty rate is applied); and

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.



          (b) With respect to all Linker Licensed Products that are not also Annexin Licensed Products:

               (i) [*] of aggregate annual Net Sales of all such Linker Licensed Products up to an including [*] and

               (ii) [*] of aggregate annual Net Sales of all such Linker Licensed Products over[*].

     3.06 In further consideration of the licenses granted to THESEUS in Article II, THESEUS shall pay NEORX (a) minimum annual royalties of [*] within thirty
(30) days after each anniversary of the first sale of an Annexin Licensed product and after each anniversary of the first sale of a Linker Licensed Product, which minimum annual royalties shall be reduced by, and have credited against them, the royalties paid to NEORX by THESEUS with respect to all Annexin Licensed Products or all Linker Licensed Products pursuant to Section 3.05(a) or 3.05(b), as the case may be, for the four (4) calendar quarter immediately preceding the anniversary to which the minimum annual royalty payment applies (e.g., royalties paid on all Annexin Licensed Products for such four (4) quarters are creditable against the [*] annual minimum royalty payment due on the anniversary of the first sale of an Annexin Licensed Product), and (b) [*] of the consideration received by THESEUS from sublicensing any portion of the NEORX Annexin Technology other than royalties (e.g., up-front and milestone payments), such [*] to be paid within twenty (20) days after receipt of the consideration and, in the event the consideration is other than cash, to be paid in cash based on the fair market value of the consideration.

     3.07 THESEUS shall be responsible to NEORX for the accounting and payment of all royalties, milestones and minimums as a result of milestones or Net Sales by Affiliates and Sublicensees, THESEUS shall make royalty payments due under Section 3.05) with respect to Net Sales in each calendar quarter within thirty (30) days after the close of business for each calendar quarter. At the time each royalty payment is due, THESEUS shall provide to NEORX a written report setting forth for the calendar quarter the Net Sales (in local currency and U.S. dollars, with applicable exchange rates pursuant to Section 3.08 noted), the quantity of Licensed Product sold and the royalty due and payable thereon, on a product-byproduct and country-by country basis (including all deductions taken from the gross invoiced amount in determining Net Sales).

     3.08 All Net Sales and royalties to NEORX under Section 3.05 shall be calculated and paid in U.S. dollars at the rate of exchange set forth in THE WALL STREET JOURNAL (WESTERN EDITION) for the last business day of the quarterly period in which the Net Sales occurred.

     3.09 THESEUS shall keep, and shall cause its Affiliates and Sublicensees to keep, complete and accurate records and books of account containing all information required for the computation and verification of amounts to be paid under this Agreement. At the request of NEORX not more frequently than once per calendar year, such records and books of account may be inspected during business hours by a certified public accountant appointed by NEORX and to whom THESEUS has no reasonable objection to the extent necessary to verify the accuracy of statements and shall be preserved for at least five (5) years from the date of the statement to which they pertain. If, as a result of such inspection, it is determined that royalties have been underpaid by more than [*] for the period under inspection, THESEUS shall promptly reimburse NEORX for the cost of such inspection.

     3.10 THESEUS acknowledges that NEORX's know-how, information and consulting/research that it may receive pursuant to Article IV may be of substantial value and may constitute valuable and substantial trade secrets of NEORX. The parties acknowledge and agree that, for their mutual convenience and after considering other alternatives, including larger or other forms of payments, the payments to NEORX set forth in this Agreement, including the structure and term of royalty payments, are an appropriate and mutually convenient way of compensating NEORX.

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              IV. RESEARCH SUPPORT

     4.01 Dr. Alan Fritzberg and Dr. Allan Green shall promptly define a two (2) year Research program under which NEORX will assist THESEUS in labeling THESEUS Vectors with Licensed Ligands or Licensed Linkers, such assistance not to require more than one-half of full-time equivalent (FTE) from NEORX personnel. NEORX may terminate the Research Program in the vent Dr. Alan Fritzberg or Dr. Sudhakar Kasina are no longer employed by NEORX.

     4.02 Within ten (10) days after execution of this Agreement, THESEUS shall pay [*], and thereafter on or before the first day of each succeeding calendar quarter [*] until an aggregate [*] has been paid to NEORX under this Section 4.02, to support NEORX's efforts under the Research Program. Such payments of [*] per quarter cannot be reduced or terminated early by THESEUS, regardless of whether THESEUS seeks or requests NEORX's assistance, unless the Research Program is terminated by NEORX. In addition, THESEUS shall pay for any travel expenses or other extraordinary costs or expenses associated with the Research Program that are beyond normal laboratory supplies (e.g. capital equipment). All travel by NEORX personnel shall be mutually agreed upon in advance.

     4.03 With respect to any patentable inventions (sole or joint) occurring in the course of the Research Program being performed by THESEUS and NEORX:

          (a) THESEUS shall have the nonexclusive right to use any inventions in the Field with Linker Licensed Products and the exclusive right to use any inventions in the Field with Annexin Licensed Products, and

          (b) NEORX shall have the exclusive right to use any inventions outside the Field and the nonexclusive right (with right to sublicense) to use any inventions inside the Field with Linker Licensed Products.

     4.04 NEORX and THESEUS shall have the right to publish or present information related to the results of the Research Program; provided, however, that the proposed publication or presentation is disclosed to the other party at least one (1) month prior to submission, but not less than two (2) months prior to, the proposed publication or presentation, the parties give due consideration to filing any desired patent applications and consideration is given to the authorship of the publications including representatives from both parties, if appropriate.

                             V. TERM AND TERMINATION

     5.01 The term of this Agreement shall commence on the Effective Date and continue, unless terminated earlier, until the last to expire of any Royalty Term. Upon expiration of the Royalty Term as to any Licensed Product, the license for such Licensed Product shall become fully paid-up and nonexclusive.

     5.02 Each party shall have the right to terminate this Agreement in case of default by the other party with respect to any payment obligation or material obligation hereunder and which default continues for fifteen (15) days, in the case of a default in payment, or ninety (90) days, in the case of any other default, after receipt of written notice of such default. Termination of this Agreement shall be in addition to any other remedies available for default under this Agreement, which remedies shall survive termination of this Agreement.

     5.03 NEORX may terminate this Agreement upon thirty (30) days' notice in the event THESEUS, within twelve (12) months after the Effective Date (a) does not have at least three senior level employees actively working on product development, research and development, or clinical trials on a full-time basis for an Annexin Licensed Product and a Linker Licensed Product or (b) has not initiated a phase II clinical trial for an Annexin Licensed Product.

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

     5.04 Termination or expiration of this Agreement shall not terminate any accrued obligations, including THESEUS' obligation to pay in full the amount due under Section 3.01, and the rights and obligations under Sections 3.02, 3.09, 8.02, 8.05, 8.06, 8.07 and 8.09, all of which shall survive termination or expiration of this Agreement. Section 4.03 shall survive expiration (but not termination) of this Agreement.

                                  VI. WARRANTY

     6.01 Each party represents to the other party that is has the authority to enter into this Agreement.

     6.02 NEORX MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO THE LINKER LICENSED PATENTS, ANNEXIN LICENSED PATENTS, OTHER NEORX LINKER TECHNOLOGY AND NEORX ANNEXIN TECHNOLOGY, LINKER LICENSED PRODUCTS AND ANNEXIN LICENSED PRODUCTS, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, PATENT ABILITY, ENFORCEABILITY, NONINFRINGEMENT OR THE RIGHTS OF OTHERS, OR THE EXCLUSIVITY OF NEORX'S RIGHTS. IT IS RECOGNIZED AND AGREED BY THESEUS THAT CERTAIN PATENTS ARE OWNED BY STANFORD UNIVERSITY, WHICH WILL BE ACQUIRED DIRECTLY BY THESEUS, AND NOT THROUGH ANY RIGHTS HEREUNDER, THAT NEORX'S INTEREST IN THE ANNEXIN LICENSED PATENTS MAY BE JOINTLY HELD WITH, OR SUBJECT TO THE RIGHTS OF, OTHER PARTIES, INCLUDING THE UNIVERSITY OF WASHINGTON AND THAT THE LICENSING OF ANY THIRD PARTY'S INTERESTS IN THE ANNEXIN LICENSED PATENTS SHALL BE THE RESPONSIBILITY AND EXPENSE OF THESEUS AND SUBJECT TO THE APPROVAL OF NEORX IF NEORX HAS AN OPTION FROM SUCH THIRD PARTY.

                    VII. PATENT MAINTENANCE AND INFRINGEMENT

     7.01 NEORX shall, at its discretion, be responsible for all activities and expenses with respect to maintaining and/or prosecuting the Linker Licensed Patents throughout the world, including, but not limited to, USPTO interferences, patent reexaminations, reissues, abandonment and any other patent actions.

     7.02 Subject to the rights of any NEORX licensor, NEORX shall, at its discretion, be responsible for all activities with respect to maintaining and/or prosecuting the Annexin Licensed Patents throughout the world; provided, however, that NEORX shall keep THESEUS informed of such activities, conferring with THESEUS upon request, and THESEUS shall promptly reimburse NEORX for all expenses with respect to maintaining and/or prosecuting the Annexin Licensed Patents.

     7.03 Each party shall promptly notify the other party if it becomes aware of any infringement of a Linker Licensed Patent or Annexin Licensed Patent by a third party making, using or selling a product in the Field in the Licensed Territory that is competitive with a Licensed Product of THESEUS then in clinical trials or being sold and shall provide the other party with available evidence of such infringement. In the event of such infringement and subject to the rights of another NEORX licensee or licensor, THESEUS and, in the case of the Linker Licensed Patents, NEORX's other licensees shall have the right, but not the obligation, to bring any appropriate suit or action against the infringer based on any claim of a patent licensed hereunder that specifically covers the Licensed Product. The costs of any such action brought by THESEUS shall be borne entirely by THESEUS and NEORX's other licensees, as they may agree. If they are successful in abating the infringement, the parties bringing the action shall retain any amount recovered from the infringer, whether by judgment, award, decree or settlement. If they do not bring a suit or action within ninety (90) days of written notice of such infringement, NEORX shall have the right, but not the obligation, to bring any action, at its expense, against the alleged infringer and retain any amount recovered from the infringer, whether by judgment, award, decree or settlement.

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                               VIII. MISCELLANEOUS

     8.01 THESEUS may not assign or otherwise transfer this Agreement without the written consent of NEORX, except that THESEUS shall be the right to sublicense in accordance with Article II and to assign this Agreement in its entirety to the surviving entity or acquirer in the case of a merger or acquisition of THESEUS if the surviving entity or acquirer agrees in writing to be bound by the terms of this Agreement. And any attempted assignment or transfer not in accordance with this Section 8.01 shall be null and void.

     8.02 All information provided under this Agreement shall be subject to the existing two-way Confidentiality Agreement dated October 15, 1997 between the parties except that the obligations thereunder shall extend for five (5) years past the expiration or termination of this Agreement and the parties shall not be obligated to return Proprietary Information (as defined therein).

     8.03 Any notice or other written statement required or permitted to be given by the terms of this Agreement shall be deemed to have been duly make or given upon mailing thereof from the United States by prepaid registered or certified mail addressed to the other party at its address set forth below or such other address as may be designated in writing by such other party.

     TO:      NEORX CORPORATION
              410 West Harrison Street
              Seattle, WA 98119
              Attention:  President


     TO:      THESEUS, LTD.
              One Financial Center
              Boston, MA 02111
              Attention:  Allan M. Green

     8.04 This Agreement represents the entire understanding between the parties and any amendments or modifications thereof shall be effective only if expressed in a writing executed by both parties. This Agreement has been submitted to the scrutiny of both parties and their counsel and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its being drafted, in whole or in part, by or for one of the parties.

     8.05 This Agreement is made on the basis of mutual confidence, and it is understood that the differences, if any, during the life of this Agreement should be freely discussed between the parties and solved in an amicable way. Disputes regarding interpretation, understanding or performance of this Agreement that cannot be solved by discussions between the parties, shall be settled in the Courts of the State of Washington (as to which each party hereby consents to jurisdiction and venue), with each party paying its own expenses.

     8.06 THESEUS shall indemnify, defend and hold harmless NEORX from and against all third party costs, claims, suits, expenses (including reasonable attorneys' fees) and damages arising out of or resulting from any act or omission by THESEUS relating to exercise of its rights and licenses under this Agreement, including the making, using or selling of Licensed Products, provided that NEORX gives reasonable notice to THESEUS of any such claims or action, tenders the defense of such claim or action to THESEUS and assists THESEUS at THESEUS' expense in defending such claim or action and does not compromise or settle such claim or action without THESEUS' prior written consent. If, based on a written opinion of legal counsel provided to NEORX and THESEUS, NEORX determines that THESEUS is not providing an adequate defense of any matter with respect to which THESEUS is obligated to defend and indemnify NEORX hereunder or if representation of both NEORX and THESEUS by the same counsel presents an actual or potential conflict of interest for the counsel, NEORX shall have the right to engage counsel of its choice to defend such action, and THESEUS shall reimburse NEORX for the costs and expenses (including reasonable attorneys' fees) of such defense.

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

     8.07 All payments hereunder shall be in U.S. dollars and paid to NEORX at its principal place of business from a location in the United States, without any deduction or withholding for or on account of any tax. All payments hereunder are not creditable against any other payments due hereunder (e.g., not creditable against royalties) unless expressly stated. Any past due payments under this Agreement, except as provided in Section 3.01(e), shall accrue interest at the "prime rate" of interest as quoted by THE WALL STREET JOURNAL (WESTERN EDITION) (or if not published, another appropriate publication) for the first business day of each month, plus four percent (4%) or the maximum rate permitted by applicable law, whichever is less.

     8.08 The parties hereunder are independent contractors and their relationship shall not constitute a partnership, joint venture or agency. Neither THESEUS nor NEORX shall have authority to make any statements, representations or commitments of any kind, or to take any action, that shall be binding on the other part, without the prior written consent of the party to be bound.

     8.09 THESEUS shall not export from the United States or reexport from any country, or permit a third party to export or reexport, a technology or technical information received under this Agreement to a country where such export or reexpeort would be in violation of the U.S. Export Administration Regulations.

     8.10 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.11 This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

     8.12 THESEUS shall keep the terms of this Agreement confidential. In the event legal counsel to THESEUS reasonably concludes that a copy of this Agreement needs to be filed with the Securities and Exchange Commission, THESEUS shall confer with NEORX and request confidential treatment of such portions of this Agreement as NEORX may reasonably request.

     8.13 Unless otherwise agreed in writing by the parties, neither party shall, without the prior written consent of the other part (which consent shall not be unreasonably withheld or delayed), originate any publicity, news release or public announcement, written or oral, whether to the public or the press, relating to this Agreement or any amendment hereto, except only such announcement as is required by law in the opinion of counsel for the party intending to make such announcement. Any announcement shall be factual and shall be provided in writing to the other party at least five (5) business days in advance, where possible, so that the other party may have an opportunity to comment on the announcement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in duplicate by their authorized representative.



NEORX CORPORATION                           THESEUS, LTD.



By: /s/Richard L. Anderson                  By: /s/Robert Bender
   -----------------------------------        ----------------------
    Richard L. Anderson                       R. Bender
    Vice President & CFO                      Vice President and Director

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 1



   WRX REF #             SERIAL #    FILING DATE     ISSUE DATE      PATENT #
   ---------             --------    -----------     ----------      --------
WRX 00001 CCP            065,011       1987/06/19     1990/01/30     4,897,225

WRX 00001 DCP            065,017       1987/06/19     1992/12/29     5,175,343

WRX 00001 GDV            423,180       1989/10/18     1991/08/06     5,037,630

WRX 00001 HDV            576,343       1990/08/31     1993/09/07     5,242,679

WRX 00001 JDV            650,834       1991/02/04     1992/04/09     5,120,526


WRX 00001 JCP            090,609       1993/07/12     1996/09/17     5,556,982

WRX 00001 KPC            PCI/US94/0    1994/07/12
                         7732

WRX 00001 LCO            679,072       1996/07/12     1998/05/26     5,756,685


WRX 00001 HCO            083,902       1998/05/22


WRX 00001 CA1            499,428       1986/01/13     1995/06/27     1,336,076

WRX 00001 CA2            2,165,537     1994/07/12
                                       PCT

WRX 00001 EP1            86100360.6    1986/01/13     1991/08/21     0 168 256 81



WRX 00001 EP2            94923409.0    1994/07/12
                                       PCT

WRX 00001 JP1            61-6155       1986/01/14     1995/07/10     1,947,602

WRX 00001 JP2            4-290223      1992/10/28     1996/09/18     2092986





   WRX REF #                                        TITLE                                  STATUS         EP ENTRY
   ---------                                        -----                                  ------         --------
WRX 00001 CCP             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   ISSUED

WRX 00001 DCP             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   ISSUED

WRX 00001 GDV             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   ISSUED

WRX 00001 HDV             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   ISSUED

WRX 00001 JDV             METHOD OF PRODUCING METAL RADIONUCLIDE LABELED PROTEINS FOR     ISSUED
                          DIAGNOSIS AND THERAPY

WRX 00001 JCP             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   ISSUED

WRX 00001 KPC             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   NATIONAL
                                                                                          PHASE

WRX 00001 LCO             METAL RADIONUCLIDE LABELED PROTEINS, LIGANDS AND ANTI-LIGANDS   ISSUED
                          FOR DIAGNOSIS AND THERAPY

WRX 00001 HCO             METAL RADIONUCLIDE LABELED PROTEINS, LIGANDS AND ANTI-LIGANDS   PENDING
                          FOR DIAGNOSIS AND THERAPY

WRX 00001 CA1             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   ISSUED

WRX 00001 CA2             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   PENDING


WRX 00001 EP1             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   ISSUED         AT BE FR SE
                                                                                                         HO CH L LI LO
                                                                                                         DE IF GI

WRX 00001 EP2             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   PENDING


WRX 00001 JP1             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   ISSUED

WRX 00001 JP2             METAL RADIONUCLIDE LABELED PROTEINS FOR DIAGNOSIS AND THERAPY   ISSUED


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 2



       WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
       ---------           --------     -----------    ----------      --------
WRX 00002 OCD            137,952       1987/12/23     1991/09/03     5,045,303

WRX 00002 ECO            338,497       1989/04/13     1989/12/05     4,885,153

WRX 00002 GCO            627,806       1990/12/12     1993/05/25     5,213,787

WRX 00002 MCO            764,001       1991/09/23     1997/03/11     5,609,848

WRX 00002 EP 1           86303757.8    1986/05/16     1993/03/24     EP 0 203 764

WRX 00002 JP 1           1986-         1986/06/13
                         136,324




       WRX REF #                                       TITLE                                  STATUS         EP ENTRY
       ---------                                       -----                                  ------         --------
WRX 00002 OCD              RADIOHOLOGENATED SMALL MOLCULES FOR PROTEIN LABELING            ISSUED

WRX 00002 ECO              RADIOHOLOGENATED PROTEIN                                        ISSUED

WRX 00002 GCO              RADIOHOLOGENATED SMALL MOLCULES FOR PROTEIN LABELING            ISSUED

WRX 00002 MCO              RADIOHOLOGENATED SMALL MOLCULES FOR PROTEIN LABELING            ISSUED

WRX 00002 EP 1             RADIOHOLOGENATED SMALL MOLCULES FOR PROTEIN LABELING            ISSUED

WRX 00002 JP 1             RADIOHOLOGENATED SMALL MOLCULES FOR PROTEIN LABELING            PENDING


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 7


     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00007 APA            838,992        1986/03/12    1989/10/31     4,877,868

WRX 00007-CA 1           530,263-3      1987/02/20    1991/02/19     1,280,365

WRX 00007-EP 1           87300426-1     1987/01/19    1996/09/04     0237150

WRX 00007-JP 1           62-54296       1987/03/11    1996/03/19     2,030732






     WRX REF #                                    TITLE               STATUS         EP ENTRY
     ---------                                    -----               ------         --------
WRX 00007 APA           RADIONUCLIDE ANITBODY COUPLING               ISSUED

WRX 00007-CA 1          IMPROVED RADIONUCLIDE ANTIBODY COUPLING      ISSUED

WRX 00007-EP 1          IMPROVED RADIONUCLIDE ANTIBODY COUPLING      ISSUED          FR DE IT GB

WRX 00007-JP 1          IMPROVED RADIONUCLIDE ANTIBODY COUPLING      ISSUED



           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 12


     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 80012 BDP            172,804        1988/03/23    1990/10/23     4,965,392

WRX 80012 DBV            494,191        1990/03/15    1992/02/25     5,091,514


WRX 80012 FCO            075,305        1993/06/11    1997/10/28     5,681,927


WRX 80012 HCO            434,961        1995/05/08    1997/04/01     5,616,692


WRX 80012 AU1            13751/88       1988/03/25    1988/03/25     617938


WRX 80012 CA1            562,452        1988/03/25    1994/03/29     1,328,147


WRX 80012 EP1            88104755.9     1988/03/24    1994/05/08     0 284 071 81





     WRX REF #                                   TITLE                                  STATUS         EP ENTRY
     ---------                                   -----                                  ------         --------
WRX 80012 BDP          CHELATING COMPOUNDS FOR METAL-RADIONUCLIDE LABELED PROTEINS     ISSUED

WRX 80012 DBV          METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTIENS FOR       ISSUED
                       DIAGNOSIS AND THERAPY

WRX 80012 FCO          METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTIENS FOR       ISSUED
                       DIAGNOSIS AND THERAPY

WRX 80012 HCO          METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTIENS FOR       ISSUED
                       DIAGNOSIS AND THERAPY

WRX 80012 AU1          METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTIENS FOR       ISSUED
                       DIAGNOSIS AND THERAPY

WRX 80012 CA1          METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTIENS FOR       ISSUED
                       DIAGNOSIS AND THERAPY

WRX 80012 EP1          METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTIENS FOR       ISSUED
                       DIAGNOSIS AND THERAPY

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.



                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 14


     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00012 BCP            172,004        1988/03/23    1990/10/23     4,965,392

WRX 00012 DDV            494,191        1990/03/13    1992/02/25     5,091,514


WRX 00012 FOO            075,305        1993/06/11    1997/10/28     5,681,927


WRX 00012 HCO            436,961        1995/05/06    1997/04/01     5,616,692


WRX 00012-AU1            13751/88       1988/03/25    1988/03/25     619738


WRX 00012-CA1            562,452        1988/03/25    1994/03/29     1,328,147



WRX 00012-EP1            88104755.9     1988/03/24    1994/06/08     0 284 071 81






     WRX REF #                                    TITLE                                  STATUS         EP ENTRY
     ---------                                    -----                                  ------         --------
WRX 00012 BCP           CHELATING COMPOUNDS FOR METAL-RADIONUCLIDE LABELED PROTEINS     ISSUED

WRX 00012 DDV           METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTEINS FOR       ISSUED
                        DIAGNOSIS AND THERAPY

WRX 00012 FOO           METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTEINS FOR       ISSUED
                        DIAGNOSIS AND THERAPY

WRX 00012 HCO           METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTEINS FOR       ISSUED
                        DIAGNOSIS AND THERAPY

WRX 00012-AU1           METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTEINS FOR       ISSUED
                        DIAGNOSIS AND THERAPY

WRX 00012-CA1           METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTEINS FOR       ISSUED         AT BE FR DE
                        DIAGNOSIS AND THERAPY                                                          NE IT LU SE
                                                                                                       CH GB

WRX 00012-EP1           METAL-RADIONUCLIDE-LABELED PROTEINS AND GLYCOPROTEINS FOR       ISSUED         FR DE IT GB
                        DIAGNOSIS AND THERAPY


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 20



     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00020 APA            157,284        1988/02/17    1993/04/13     5,202,451

WRX 00020 OCO            532,041        1995/09/21    1997/02/25     5,608,028





     WRX REF #                                   TITLE                      STATUS         EP ENTRY
     ---------                                   -----                      ------         --------
WRX 00020 APA          ARCHIMERIC RADIOMETAL CHELATING COMPOUNDS           ISSUED

WRX 00020 OCO          ARCHIMERIC RADIOMETAL CHELATING COMPOUNDS           ISSUED



           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 26


     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00026 APA            178,418        1988/04/06    1991/10/15     5,057,301





     WRX REF #                                   TITLE                                  STATUS         EP ENTRY
     ---------                                   -----                                  ------         --------
WRX 00026 APA          MODIFIED CELLULAR SUBSTRATES USED AS LINKERS FOR INCREASED      ISSUED
                       DELL RETENTION OF DIAGNOSTIC AND THERAPEUTIC AGENTS


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 28



     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00028 APA            187,714        1988/04/29    1991/10/22     5,059,541

WRX 00028-EP1            89107823 0     1989/04/28    1996/01/03     339 684 81




     WRX REF #                        TITLE                        STATUS         EP ENTRY
     ---------                        -----                        ------         --------
WRX 00028 APA          MINIMAL DERIVATIZATION OF PROTEINS          ISSUED

WRX 00028-EP1          MINIMAL DERIVATIZATION OF PROTEINS          ISSUED         FR DE IT GB


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 29


       WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
       ---------           --------     -----------    ----------      --------
WRX 00029 APA            201,134        1988/05/31    1991/01/29     4,988,496


WRX 00029 BDV            589,469        1990/09/27    1991/12/24     5,075,099


WRX 00029 CDV            404,121        1991/12/06    1995/07/25     5,436,352


WRX 00029 DDV            459,414        1995/06/02    1997/04/29     5,625,075


WRX 00029-EP1            89109756.0     1989/05/30    1993/08/11     0 344 724 81





       WRX REF #                                    TITLE                  STATUS         EP ENTRY
       ---------                                    -----                  ------         --------
WRX 00029 APA           METAL REDIONUCLIDE CHELATING COMPOUNDS FOR          ISSUED
                        IMPROVED CHELATION KINETICS

WRX 00029 BDV           METAL REDIONUCLIDE CHELATING COMPOUNDS FOR          ISSUED
                        IMPROVED CHELATION KINETICS

WRX 00029 CDV           METAL REDIONUCLIDE CHELATING COMPOUNDS FOR          ISSUED
                        IMPROVED CHELATION KINETICS

WRX 00029 DDV           METAL REDIONUCLIDE CHELATING COMPOUNDS FOR          ISSUED
                        IMPROVED CHELATION KINETICS

WRX 00029-EP1           METAL REDIONUCLIDE CHELATING COMPOUNDS FOR          ISSUED         FR DE IT GB
                        IMPROVED CHELATION KINETICS


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 32


     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00032 APA            232,337        1988/08/15    1992/08/04     5,135,736


WRX 00032 DCP            390,241        1989/08/07    1992/12/08     5,169,933


WRX 00032-CA1            608,198        1989/08/11    1995/02/21     1,334,513


WRX 00032-EP1            89250014.1     1989/08/14    1992/12/13     E 0 359 347



     WRX REF #                                   TITLE                                  STATUS         EP ENTRY
     ---------                                   -----                                  ------         --------
WRX 00032 APA          COVALENTLY-LINKED COMPLEXES AND METHOD FOR ENHANCED             ISSUED
                       CYTOTOXICITY AND IMAGING

WRX 00032 DCP          COVALENTLY-LINKED COMPLEXES AND METHOD FOR ENHANCED             ISSUED
                       CYTOTOXICITY AND IMAGING

WRX 00032-CA1          COVALENTLY-LINKED COMPLEXES AND METHOD FOR ENHANCED             ISSUED
                       CYTOTOXICITY AND IMAGING

WRX 00032-EP1          COVALENTLY-LINKED COMPLEXES AND METHOD FOR ENHANCED             ISSUED         FR DE IT GB
                       CYTOTOXICITY AND IMAGING


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 35



     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00035 BPC            PCT/US89/04    1989/09/29
                         266

WRX 00035 CCD            830,973        1992/02/10    1992/12/15     5,171,563


WRX 00035-EP1            89912052.1     1989/09/29    1994/11/09     EP 0 436 664




     WRX REF #                                 TITLE                                  STATUS         EP ENTRY
     ---------                                 -----                                  ------         --------
WRX 00035 BPC        CLEAVABLE LINKERS FOR THE REDUCTION OF NON-TARGET ORGAN         NATIONAL
                     RETENTION OF IMMUNOCONJUGATES                                   PHASE

WRX 00035 CCD        CLEAVABLE LINKERS FOR THE REDUCTION OF NON-TARGET ORGAN         ISSUED
                     RETENTION OF IMMUNOCONJUGATES

WRX 00035-EP1        CLEAVABLE LINKERS FOR THE REDUCTION OF NON-TARGET ORGAN         ISSUED         FR DE GB
                     RETENTION OF IMMUNOCONJUGATES


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 37



     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00037 BCP            415,154        1989/09/29    1991/11/19     5,066,789


WRX 00037 OPC            PCT/US89/04267 1989/09/29


WRX 00037 HCO            332,045        1994/11/01    1997/05/27     5,633,351


WRX 00037 ICO            342,789        1994/11/21    1996/05/28     5,521,290


WRX 00037 JDV            648,833        1996/05/16


WRX 00037-EP1            89911718.8     1989/09/29    1995/11/08     0 434 765


WRX 00037-JP1            510891/89      1989/09/29



     WRX REF #                                 TITLE                                  STATUS          EP ENTRY
     ---------                                 -----                                  ------          --------
WRX 00037 BCP         TARGETING PROTEIN-DIAGNOSTIC/THERAPEUTIC AGENT CONJUGATES     ISSUED
                      HAVING SCHIFF BASE LINKAGES

WRX 00037 OPC         TARGETING PROTEIN-DIAGNOSTIC/THERAPEUTIC AGENT CONJUGATES     NATIONAL PHASE
                      HAVING SCHIFF BASE LINKAGES

WRX 00037 HCO         TARGETING PROTEIN-DIAGNOSTIC/THERAPEUTIC AGENT CONJUGATES     ISSUED
                      HAVING SCHIFF BASE LINKAGES

WRX 00037 ICO         TARGETING PROTEIN-DIAGNOSTIC/THERAPEUTIC AGENT CONJUGATES     ISSUED
                      HAVING SCHIFF BASE LINKAGES

WRX 00037 JDV         TARGETING PROTEIN-DIAGNOSTIC/THERAPEUTIC AGENT CONJUGATES     ALLOWED
                      HAVING SCHIFF BASE LINKAGES

WRX 00037-EP1         TARGETING PROTEIN-DIAGNOSTIC/THERAPEUTIC AGENT CONJUGATES     ISSUED           FR DE GB
                      HAVING SCHIFF BASE LINKAGES

WRX 00037-JP1         TARGETING PROTEIN-DIAGNOSTIC/THERAPEUTIC AGENT CONJUGATES     PUBLISHED
                      HAVING SCHIFF BASE LINKAGES


         [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL HAS
                   BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 44


     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00044 CCD            018,482        1993/02/16    1995/02/21     5,391,723



     WRX REF #                     TITLE                          STATUS         EP ENTRY
     ---------                     -----                          ------         --------
WRX 00044 CCD          OLIGONUCLEOTIDE CONJUGATES                 ISSUED



           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 45


     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00045 OCP            454,295        1989/12/19    1991/05/21     5,017,693


WRX 00045 DDV            678,535        1991/03/29    1992/08/25     5,141,648


WRX 00045 FCO            242,702        1994/05/13    1996/10/08     5,563,250



     WRX REF #                                   TITLE                                  STATUS         EP ENTRY
     ---------                                   -----                                  ------         --------
WRX 00045 OCP          CLEAVABLE CONJUGATES FOR THE DELIVERY AND RELEASE OF AGENTS     ISSUED
                       IN NATIVE FORM

WRX 00045 DDV          METHODS FOR ISOLATING COMPOUNDS USING CLEAVABLE LINKER BOUND    ISSUED
                       MATRICES

WRX 00045 FCO          CLEAVABLE CONJUGATES FOR THE DELIVERY AND RELEASE OF AGENTS     ISSUED
                       IN NATIVE FORM

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 47


     WRX REF #           SERIAL #      FILING DATE    ISSUE DATE      PATENT #
     ---------           --------      -----------    ----------      --------
WRX 00047 BPC            PCT/US90/03    1990/06/15
                         425

WRX 00047 CCP            577,959        1990/09/05    1992/11/17     5,164,176


WRX 00047 DDV            973,048        1992/11/06    1993/10/05     5,250,666


WRX 00047 FPC            PCT/US94/07    1994/07/12
                         733

WRX 00047 GUS            591,560        1994/07/12
                                        PCT


WRX 00047-AU1            59567/90       1990/06/15    1994/07/13     AU 645258


WRX 00047-CA1            2,031,528      1990/06/15    1997/03/18     2,031,528
                                        (PCT
                                        FILING DT)

WRX 00047-CA2            2,165,052      1994/07/12
                                        PCI

WRX 00047-EP1            90911153.6     1990/06/15    1995/11/15     0 431 146 81


WRX 00047-EP2            94924458.6     1994/07/12
                                        PCT

WRX 00047-JP1            2-510108       1990/06/15





     WRX REF #                                 TITLE                                  STATUS          EP ENTRY
     ---------                                 -----                                  ------          --------
WRX 00047 BPC        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          NATIONAL PHASE
                     PROTEINS

WRX 00047 CCP        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          ISSUED
                     PROTEINS

WRX 00047 DDV        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          ISSUED
                     PROTEINS

WRX 00047 FPC        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          NATIONAL PHASE
                     LIGANDS, ANTI-LIGANDS OR OTHER PROTEINS

WRX 00047 GUS        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          ALLOWED
                     LIGANDS, ANTI-LIGANDS OR OTHER PROTEINS


WRX 00047-AU1        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          ISSUED
                     PROTEINS

WRX 00047-CA1        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          ISSUED
                     PROTEINS


WRX 00047-CA2        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          PENDING
                     LIGANDS, ANTI-LIGANDS OR OTHER PROTEINS

WRX 00047-EP1        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          ISSUED           FR DE IT GB
                     PROTEINS

WRX 00047-EP2        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          PENDING
                     LIGANDS, ANTI-LIGANDS OR OTHER PROTEINS

WRX 00047-JP1        RADIONUCLIDE METAL CHELATES FOR THE RADIOLABELING OF          PUBLISHED
                     PROTEINS


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 48


     WRX REF #           SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------           --------     -----------    ----------      --------
WRX 00048 APA            373,426        1992/06/30    1992/03/10     5,094,848





     WRX REF #                                TITLE                                  STATUS         EP ENTRY
     ---------                                -----                                  ------         --------
WRX 00048 APA       CLEAVABLE DIPHOSPHATE AND AMIDATED DIPHOSPHATE LINKERS          ISSUED



           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 55


     WRX REF #     SERIAL #     FILING DATE    ISSUE DATE      PATENT #
     ---------     --------     -----------    ----------      --------
WRX 00055 APA      457,480        1989/12/29    1992/05/12     5,112,953


WRX 00055 BPC      PCT/US90/07    1990/12/27
                   595

WRX 00055 CDP      641,158        1991/01/14    1992/12/29     5,175,257


WRX 00055-CA1      2,048,654      1990/12/27


WRX 00055-JP1      3-502908       1990/12/27





     WRX REF #                                TITLE                          STATUS          EP ENTRY
     ---------                                -----                          ------          --------
WRX 00055 APA        RADIOLABELED PROTEINS FOR DIAGNOSTIC AND               ISSUED
                     THERAPEUTIC USE

WRX 00055 BPC        RADIOLABELED PROTEINS FOR DIAGNOSTIC AND               NATIONAL PHASE
                     THERAPEUTIC USE

WRX 00055 CDP        RADIOLABELED PROTEINS FOR DIAGNOSTIC AND               ISSUED
                     THERAPEUTIC USE

WRX 00055-CA1        RADIOLABELED PROTEINS FOR DIAGNOSTIC AND               PENDING
                     THERAPEUTIC USE

WRX 00055-JP1        RADIOLABELED PROTEINS FOR DIAGNOSTIC AND               PUBLISHED
                     THERAPEUTIC USE

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 60



     WRX REF #           SERIAL #      FILING DATE    ISSUE DATE      PATENT #
     ---------           --------      -----------    ----------      --------
WRX 00060 APA            591,104        1990/09/28    1993/10/12     5,252,721

WRX 00060 CPC            PCT/US94/09    1994/08/17
                         292

WRX 00060 DDO            393,882        1995/02/22    1997/11/04     5,684,137


WRX 00060-CA1            2,165,538      1994/08/17
                                        PCT

WRX 00060-EP1            94925919.6     1994/08/17
                                        PCT



     WRX REF #                                    TITLE                                  STATUS         EP ENTRY
     ---------                                    -----                                  ------         --------
WRX 00060 APA          S3W CHELATING COMPOUNDS                                         ISSUED

WRX 00060 CPC          S3W CHELATING COMPOUNDS FOR THE RADIOLABELING OF LIGANDS,       NATIONAL
                       ANTI-LIGANDS OR OTHER PROTEINS                                  PHASE

WRX 00060 DDO          S3W CHELATING COMPOUNDS FOR THE RADIOLABELING OF LIGANDS,       ISSUED
                       ANTI-LIGANDS OR OTHER PROTEINS

WRX 00060-CA1          S3W CHELATING COMPOUNDS FOR THE RADIOLABELING OF LIGANDS,       PENDING
                       ANTI-LIGANDS OR OTHER PROTEINS

WRX 00060-EP1          S3W CHELATING COMPOUNDS FOR THE RADIOLABELING OF LIGANDS,       PENDING        PENDING
                       ANTI-LIGANDS OR OTHER PROTEINS


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 63


     WRX REF #           SERIAL #      FILING DATE    ISSUE DATE      PATENT #
     ---------           --------      -----------    ----------      --------
WRX 00063 APA            590,180        1990/09/28    1992/12/29     5,175,256

WRX 00063 BDV            994,939        1992/12/22    1995/03/21     5,399,710





     WRX REF #                  TITLE                    STATUS         EP ENTRY
     ---------                  -----                    ------         --------
WRX 00063 APA         PROTEIN LABELING REAGENTS           ISSUED

WRX 00063 BDV         PROTEIN LABELING REAGENTS           ISSUED


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 64


    WRX REF #            SERIAL #     FILING DATE    ISSUE DATE      PATENT #
    ---------            --------     -----------    ----------      --------
WRX 00064  CPC          PCI/US91/071    1991/09/27
                        43

WRX 00064 DCO           071,357         1993/06/03    1996/08/27     5,549,683


WRX 00064-CA1           2,077,309       1992/09/01

WRX 00064-EP1           91918218.8      1991/09/27    1997/05/14     0510132


WRX 00064-JP1           324565/1992     1991/09/27





    WRX REF #                                TITLE                                  STATUS         EP ENTRY
    ---------                                -----                                  ------         --------
WRX 00064  CPC     CHEMICALLY DEFINED POLYMERIC CARRIERS FOR RELEASE OF            NATIONAL
                   COVALENTLY LINKED AGENTS                                        PHASE

WRX 00064 DCO      CHEMICALLY DEFINED POLYMERIC CARRIERS FOR RELEASE OF            ISSUED
                   COVALENTLY LINKED AGENTS

WRX 00064-CA1      POLYMERIC CARRIERS FOR RELEASE OF COVALENTLY LINKED AGENTS      PENDING

WRX 00064-EP1      CHEMICALLY DEFINED POLYMERIC CARRIERS FOR RELEASE OF            ISSUED         FR DE GB
                   COVALENTLY LINKED AGENTS

WRX 00064-JP1      CHEMICALLY DEFINED POLYMERIC CARRIERS FOR RELEASE OF            PENDING
                   COVALENTLY LINKED AGENTS


           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 74



     WRX REF #           SERIAL #      FILING DATE    ISSUE DATE      PATENT #
     ---------           --------      -----------    ----------      --------
WRX 00074 BPC            PCT/US95/06    1995/05/18
                         522

WRX 00074 CCP            463,232        1995/06/05


WRX 00074-CA1            2,190,727      1995/05/18


WRX 00074-EP1            95922105.0     1995/05/18


WRX 00074-JP1            7-530508       1995/05/18





     WRX REF #                                    TITLE                                  STATUS         EP ENTRY
     ---------                                    -----                                  ------         --------
WRX 00074 BPC          AROMATIC AMINE SUBSTITUTED BRIDGED NITROGEN                      NATIONAL
                       AND SULFUR DONOR ATOM LIGANDS FOR IMAGING                        PHASE

WRX 00074 CCP          AROMATIC AMINE SUBSTITUTED BRIDGED NITROGEN                      PENDING
                       AND SULFUR DONOR ATOM LIGANDS FOR IMAGING

WRX 00074-CA1          AROMATIC AMINE SUBSTITUTED BRIDGED NITROGEN                      PENDING
                       AND SULFUR DONOR ATOM LIGANDS FOR IMAGING

WRX 00074-EP1          AROMATIC AMINE SUBSTITUTED BRIDGED NITROGEN                      PENDING
                       AND SULFUR DONORATOM LIGANDS FOR IMAGING

WRX 00074-JP1          AROMATIC AMINE SUBSTITUTED BRIDGED NITROGEN                      PENDING
                       AND SULFUR DONOR ATOM LIGANDS FOR IMAGING

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 73

    WRX REF #             SERIAL #     FILING DATE    ISSUE DATE      PATENT #
    ---------             --------     -----------    ----------      --------
WRX 00073 DPC            PCT/US95/00    1995/01/23
                         953

WRX 00073 EPC            PCT/US95/07    1995/06/13
                         599

WRX 00073 FPC            PCT/US95/15    1995/12/06
                         651

WRX 00073 HCP            690,184        1996/07/26

WRX 00073 JCP            PCT/US97/12    1997/07/24
                         977

WRX 00073-CA1            2,180,555      1995/01/23
                                        (PCT)

WRX 00073-CA2            2,185,349      1995/01/23
                                        (PCT)

WRX 00073-CA3            2,206,274      1995/12/06

WRX 00073-EP1            95913955.1     1995/01/23
                                        (PCT)

WRX 00073-EP2            95923885.8     1995/06/13

WRX 00073-EP3            95942562.0     1995/12/06

WRX 00073-JP1            519,734/95     1995/01/23
                                        (PCT)

WRX 00073-JP2            8-502468       1995/06/13
                                        (PCT)

WRX 00073-JP3            8-517741       1995/12/06




    WRX REF #                              TITLE                                     STATUS          EP ENTRY
    ---------                              -----                                     ------          --------
WRX 00073 DPC       RADIOLABELED ANNEXINS                                         NATIONAL PHASE


WRX 00073 EPC       RADIOLABELED ANNEXIN-GALACTOSE CONJUGATES                     NATIONAL PHASE


WRX 00073 FPC       RADIOLABELED ANNEXIN-GALACTOSE CLUSTER CONJUGATES             NATIONAL PHASE


WRX 00073 HCP       RADIOLABELED ANNEXINS                                         PENDING

WRX 00073 JCP       RADIOLABELED ANNEXINS                                         PENDING


WRX 00073-CA1       RADIOLABELED ANNEXINS                                         PENDING


WRX 00073-CA2       RADIOLABELED ANNEXIN-GALACTOSE CONJUGATES                     PENDING


WRX 00073-CA3       RADIOLABELED ANNEXIN-GALACTOSE CLUSTER CONJUGATES             PENDING

WRX 00073-EP1       RADIOLABELED ANNEXINS                                         PENDING


WRX 00073-EP2       RADIOLABELED ANNEXIN-GALACTOSE CONJUGATES                     PENDING

WRX 00073-EP3       RADIOLABELED ANNEXIN-GALACTOSE CLUSTER CONJUGATES             PENDING

WRX 00073-JP1       RADIOLABELED ANNEXINS                                         PUBLISHED


WRX 00073-JP2       RADIOLABELED ANNEXIN-GALACTOSE CONJUGATES                     PENDING


WRX 00073-JP3       RADIOLABELED ANNEXIN-GALACTOSE CLUSTER CONJUGATES             PENDING



           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.


                              SCHEDULE A - THESEUS
                       LINKER PATENT SCHEDULE - LINEAGE 73
                                   SCHEDULE C

                            LINKER LICENSED PRODUCTS

None currently.

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

     ADDENDUM TO NEORX THESEUS AGREEMENT: COLLABORATIVE RESEARCH ACTIVITIES

1. Provide technical support and assistance for GMP production of a Tc-99m Annexin V kit and components incorporating lyphilized Annexin V at a 1 mg nominal fill using curent NeoRx radiotechnetium labeling technology. This will use Tc-99m Veriuma technology for first generation Annexin V product. Duration 6 months.

2. Attempt to develop techniques for Tc-99m labeling of Annexin V which do not require final column separation step. Goals should be >85% yield with remainder of radioactivity excreted by kidneys. Duration 18 months.

3. Attempt to develop techniques for Tc-99m labeling techniques which are effective with as little as 100 micrograms of Annexin V, providing much increased specific activity of Tc-99m annexin V for injection. Yield, purity and in vivo phosphatidyl serine targeting are to be maintained comparable to readioiodine or Verluma kit standards. Duration 18 months.

5. Provide technical support and advice to Theseus in the development of Tc-99m Leukomate in the same kit format as Verluma using licensed NeoRx labeling technology. Duration 3 months.

6. Other research activities as mutually agreed upon that fit within the quarterly research payment.

           [*] CONFIDENTIAL TREATMENT REQUESTED. THE REDACTED MATERIAL
                 HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

                       AMENDMENT ONE TO LICENSE AGREEMENT

     WHEREAS, this Amendment One amends that certain License Agreement dated August 7, 1998, by and between NeoRx Corporation (hereinafter "NeoRx"), a corporation organized under the laws of the State of Washington, having a place of business at 410 West Harrison Street, Seattle, Washington 98119, and Theseus, Ltd. (hereinafter "Theseus"), a corporation organized under the laws of the State of Delaware, having a place of business at One Financial Center, Boston, Massachusetts 02111, and

     WHEREAS, the parties are desirous of amending certain terms as are set out below, said modifications to be effective August 7, 1999.

     NOW, THEREFORE, the August 7, 1998 License Agreement shall be amended as follows:

Paragraph 2.05 shall be amended to extend the period of time in which NeoRx provides assistance to Theseus regarding Boehringer Ingeheim technology, and shall read as follows:

          "NeoRx shall provide reasonable assistance to Theseus, upon Theseus' request and at Theseus' expense, for a period of time up to and including August 7, 2000, in seeking other rights to technology owned or controlled by Boehringer Ingelheim that may be useful in connection with Annexin Licensed Products."

Paragraph 3.01(d) shall be amended to provide for cash payment only, and shall read as follows:

     "[*] three (3) years after the Effective Date; and"

Paragraph 3.05(a)(i) shall be amended to modify the percentage rate, and shall read as follows:

     "[*] of aggregate annual Net Sales of all such Annexin Licensed Products up to and including [*] and"

     All other terms and conditions of the License Agreement dated August 7, 1998 shall remain in full force and effect, as stated.

     Amendment One Effective August 7, 1999.

                                NeoRx Corporation

                                By:      /s/ Richard L. Anderson
                                    -------------------------------------------
                                         Richard L. Anderson
                                         President and Chief Operating Officer

                                Theseus, Ltd.

                                By:      /s/ Robert Bender
                                    -------------------------------------------

                                         Its      Vice President
                                             ----------------------------------